UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 3, 2002
                                                   ---------------


                             ASA INTERNATIONAL LTD.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-14741                 02-0398205
          --------                      -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


10 Speen Street, Framingham, Massachusetts                        01701
------------------------------------------                        -----
 (Address of principal executive offices)                       (Zip Code)


Registrant's Telephone Number Including Area Code:  (508) 626-2727
                                                    --------------

Item 5.           Other Events.

         On January 7, 2002, ASA International Ltd. and CompuTrac, Inc. issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of January 3, 2002, pursuant to which ASA will acquire CompuTrac. The terms of the merger agreement provide that CompuTrac will be merged into RainMaker Software, Inc., a wholly-owned subsidiary of ASA, with CompuTrac stock being converted into a right to receive a pro rata share of 1,370,679 shares of ASA common stock and approximately $1,300,000 in cash, subject to certain conditions and adjustments.

         In connection with the merger agreement, ASA and CompuTrac entered into a management agreement whereby RainMaker will manage the business of CompuTrac effective January 1, 2002. ASA and certain stockholders of CompuTrac also entered into a Stockholders Agreement whereby ASA obtained a proxy to vote such stockholders shares in favor of the proposed merger and an option to purchase such stockholders' shares upon certain events.

         A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the merger agreement is filed as
Exhibit 2 hereto and is incorporated herein by reference. A copy of the management agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the shareholders agreement is filed as Exhibit 10.2 hereto and is incorporated herein by reference.


Item 7.       Financial Statement and Exhibits.

        (c)   Exhibits:

              2 Agreement and Plan of Merger, dated as of January 3, 2002, among CompuTrac, Inc., ASA International Ltd. and Rainmaker Software, Inc.

              10.1 Management Agreement, made as of January 3, 2002, by and between Rainmaker Software, Inc., ASA International Ltd. and CompuTrac, Inc.

              10.2 Stockholders Agreement, dated as of January 3, 2002, among ASA International Ltd., Rainmaker Software, Inc., and the other parties signatory thereto.

              99.1 Text of Joint Press Release of ASA International Ltd. and CompuTrac, Inc., dated January 7, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASA INTERNATIONAL LTD.
                                              (Registrant)



Date:  January 14, 2002                        By:  /s/ Terrence C. McCarthy
                                                   ------------------------
                                                   Terrence C. McCarthy
                                                   Vice President, Secretary
                                                   and Treasurer

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

2 Agreement and Plan of Merger, dated as of January 3, 2002, among CompuTrac, Inc., ASA International Ltd. and Rainmaker Software, Inc.

10.1 Management Agreement, made as of January 3, 2002, by and between Rainmaker Software, Inc., ASA International Ltd. and CompuTrac, Inc.

10.2 Stockholders Agreement, dated as of January 3, 2002, among ASA International Ltd., Rainmaker Software, Inc., and the other parties signatory thereto.

99.1 Text of Joint Press Release of ASA International Ltd. and CompuTrac, Inc., dated January 7, 2002.